Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 *

Pursuant to 18 U.S.C. §1350 (adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002), I, the undersigned principal executive officer and principal financial officer of ABF Capital Corp. (the "Registrant") hereby certify that the Quarterly Report of on Form 10-Q of the Registrant for the period ended June 30, 2008 (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: October 2, 2009	/s/ Adolph Weisman
Adolph Weisman Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)

* The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.